                                       CHARTWELL DIVIDEND AND INCOME FUND, INC.
                          ANNUAL REPORT TO SHAREHOLDERS DATED NOVEMBER 30, 2000


[LOGO] Chartwell
       Investment
       Partners

Chartwell Dividend and Income Fund, Inc.                       November 30, 2000

INVESTMENT OBJECTIVES & STRATEGY

The Chartwell Dividend and Income Fund's [the "Fund"] primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund will seek to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks and other equity-related securities. In addition, the Fund may invest the balance of its total assets in non-convertible debt securities, consisting primarily of corporate bonds. The Fund attempts to minimize individual security risk by diversifying the portfolio with approximately 150 securities, which is subject to change. The Chartwell Dividend and Income Fund is a closed-end fund which trades on the New York Stock Exchange under the symbol CWF.

High-Yield Corporate Bonds

High-yield bonds are non-investment grade corporate debt obligations rated "Ba1" or lower by Moody's Investors Service, Inc. or "BB+" or lower by Standard & Poor's Ratings Group; they typically have a higher risk level than investment-grade bonds. These securities have historically compensated investors with higher levels of income for that risk. Prices usually are less sensitive to interest rate fluctuations than higher rated bonds because of the high income levels. However, the prices of these bonds are more sensitive to changes in the economy.

Convertible Securities

The Fund can invest in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund buys convertibles when the underlying common stock offers strong growth potential as well.

Common Stock

The Fund invests in the common stocks of utility companies, Real Estate Investment Trusts (REITs) and other industrial and financial companies as well as other equity securities. Both utilities and REITs tend to offer a premium dividend yield with steady growth that can lead to capital appreciation. Industrial and financial stocks are primarily purchased for capital appreciation based on the fundamental value of the underlying company.

                                       2
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                               C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.                       November 30, 2000

LETTER TO SHAREHOLDERS

Dear Shareholders,

The year ended November 30, 2000 marked the third year of existence for the Chartwell Dividend & Income Fund ("CWF" or the "Fund"). The primary objective of the Fund is to generate income for the shareholders. Capital appreciation is an important secondary objective. The Fund ended its fiscal year at a stock price of $9.5625 with a distribution rate of 13%. The stock price of the Fund exhibited a wide range, trading as high as $12.4375 and as low as $9.5625. The Fund has paid out a total of $1.24 in dividends.

Key events during the past year

The twelve months performance of the Fund was 2.02%. However, that hardly describes the various, and perhaps unprecedented, events that have affected the Fund and the markets over the past year. First and foremost had to be the tremendous growth and the tremendous fall of the Internet related stocks in the first half of the year. While high tech and advanced telecom stocks ascended through March, other stocks plummeted, reaching a nadir in March. At this point an inflection point occurred, and healthcare, energy, utilities, and financials have been performing very well ever since.

The markets do not like uncertainty, and investors have voted with their feet, fleeing a weak stock market and rushing into what is perceived as the safest investment on Earth: the U.S. Treasury Bond. However, with Treasury Bond yields as a result of a slowing economy, benign inflation, and a rush to safety, one must ask: how long will a 5%+ return be attractive? While the U.S. economy is clearly slowing, we do not see signs of an impending recession. Under that scenario, it is likely that investor greed will overcome investor fear, and they will begin to look back to the broad equity and lower grade fixed income markets for superior long-term performance.

One key event affecting assets in general and especially the income producing securities held in the Fund is the interest rate policy of the Federal Reserve Board. Throughout 2000, the Discount Rate, which is the rate at which the Federal Reserve will lend to banks, has increased from 5.0% to 6.0%. This had negative ramifications for both broad economic growth and for the debt and equity markets. However, the "Fed" has now acknowledged that it has an easing bias, meaning that they are more likely to lower interest rates in the near future than raise them. Should the Fed lower interest rates, we feel that the Fund will benefit. The fixed income portion of the portfolio may directly benefit from both lower overall interest rates and lower default rates. The equity portion may enjoy stronger earnings growth and price/ earnings expansion.

As you know, the focus of the Fund is to provide steady current income and long term capital appreciation. We have accomplished our first objective but have not yet succeeded in the second. The next objective is clearly to increase the net asset value, and thus the stock price in order to provide not only a steady income stream but also the capital gains potential associated with a higher stock price. We certainly cannot guarantee performance. We certainly cannot imply that the markets will get less volatile, indeed, they seem to be more volatile than ever. However, we can tell you that the five members of the management team are dedicated to position this portfolio to handle all market environments and to seek to grow the capital base.

                                       3
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                               C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.                       November 30, 2000

We wish to thank our loyal long-term investors and welcome new investors to the Fund. We are diligently working to make the Chartwell Dividend and Income Fund the best equity income investment option available on the market.

Sincerely,

[SIGNATURE]                              [SIGNATURE]
Bernard P. Schaffer                      Leslie M. Varrelman
Portfolio Manager                        Portfolio Manager

Portfolio Management Team

Bernard P. Schaffer                      Christine F. Williams
PORTFOLIO MANAGER                        PORTFOLIO MANAGER
EQUITIES                                 FIXED INCOME

Doster J. Esh                            Andrew S. Toburen
PORTFOLIO ANALYST                        PORTFOLIO MANAGER
CONVERTIBLE DEBT AND PREFERRED STOCK     FIXED INCOME

Leslie M. Varrelman
PORTFOLIO MANAGER
FIXED INCOME

                                       4
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                               C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.                       November 30, 2000

FIXED INCOME RESULTS

CWF (AS A % OF TOTAL INVESTMENTS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Fixed Income        48%
Cash                 6%
REITs                5%
Utilities            5%
Other Common Stock  28%
Converts             8%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
HIGH YIELD INDEX SPREAD OVER TREASURIES
(DEC 94 - NOV 00)

        HY INDEX SPREAD OVER  B-RATED INDEX SPREAD
              10-YR TREASURY         OVER BB-RATED
Dec-94                   319                   176
Apr-95                   318                   179
Aug-95                   355                   209
Dec-95                   396                   241
Apr-96                   300                   178
Aug-96                   275                   180
Dec-96                   266                   158
Apr-97                   271                   170
Aug-97                   230                   132
Dec-97                   269                   132
Apr-98                   271                   126
Aug-98                   484                   244
Dec-98                   537                   247
Apr-99                   440                   177
Aug-99                   454                   185
Dec-99                   444                   148
Apr-00                   593                   162
Aug-00                   637                   233
Nov-00                   870                   488

(BASIS POINTS)

High Yield Recap

Volatile equity markets and fears that a sharp economic slowdown could lead to higher defaults rates combined to reek havoc on the high yield bond market during the twelve months ended November 30, 2000. The Merrill Lynch High Yield Cash Pay Index returned -5.34% for the period, making high yield the worst performing sector in fixed income. After seven years of inflows, this year saw investors withdraw a whopping $10 billion from public high yield mutual funds (see graph). Spreads-over-treasuries widened dramatically from 461 basis points to 870 basis points, a level not experienced since 1990. The spread between BB-rated issuers and B-rated issuers also widened aggressively, as the market demonstrated a clear preference for conservatively capitalized companies (see graph).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

HIGH YIELD MUTUAL FUND FLOWS
(*THROUGH 11/30/00)
$BILLIONS

1993   10.4
1994    1.3
1995   10.7
1996     16
1997   18.9
1998   12.9
1999    2.5
2000*   -10

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

HIGH YIELD ANNUAL DEFAULT RATES
(*TWELVE MONTHS ENDED 10/31/00, SOURCE: DLJ)
DEFAULT RATE

1980   0.8%
1981   0.1%
1982   2.2%
1983   1.1%
1984   1.0%
1985   3.5%
1986   2.9%
1987   4.8%
1988   1.6%
1989   3.8%
1990   7.9%
1991   8.8%
1992   3.3%
1993   1.8%
1994   0.9%
1995   2.3%
1996   1.4%
1997   1.0%
1998   1.3%
1999   4.0%
2000*  4.0%

                                       5
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                               C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.                       November 30, 2000

The default rate for the twelve months ended 10/31/00 was 4.0%, which is higher than the historical average, but unchanged from 1999 levels (see graph). Higher quality credits tended to outperform lower-quality credits by a wide margin over this time period, with BB's returning 0.76%, B's returning -7.99%, and CCC's returning -18.14%. Energy, shipping, utilities and homebuilding were among the strongest performing sectors, while the automotive, steel, and theater sectors clearly underperformed (see graph). On November 30th, the yield on the Merrill Lynch High Yield Cash Pay Index stood at 14.16%.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

HIGH YIELD PERFORMANCE BY SECTOR
(11/30/99-11/30/00)

Energy               14.1%
Shipping             11.2%
Utilities            10.8%
Homebuilding         10.1%
Gaming                9.3%
Publishing            8.7%
Healthcare            6.5%
Broadcasting          2.1%
Chemicals             1.6%
Paper                 0.9%
Services             -2.0%
Cable TV             -5.1%
Consunmer            -5.3%
HY Index             -5.3%
Food/Beverage        -5.5%
Textiles/Apparel     -5.7%
Restuarants          -6.0%
Metals/Mining        -8.0%
Building Materials  -12.8%
Supermarkets        -16.9%
Telecom             -17.4%
Containers          -18.0%
Specialty Retail    -18.6%
Automotive          -29.8%
Steel               -30.4%
Entertainment/Film  -39.1%

CWF Performance

The high yield portion of your portfolio returned -7.57% for the twelve months ended November 30, 2000, underperforming the index. Our investment philosophy remains firmly centered on income, cash flow generation, and improving credit profiles. We avoided many of the worst performing issuers during the year. Importantly, the portfolio did not experience any defaults. However, we did take some hits from investments in Pliant Corp., PSINet Inc., Viatel, Inc., and XM Satellite Radio Holdings Inc. On the positive side, we scored wins with positions in The AES Corporation, Frontier Oil Corporation, Triarc Consumer Products Group LLC and Voicestream Wireless Corporation. Overall, exposure to the metals industry and overweightings in both telecommunications and B-rated issuers were the primary factors leading to our underperformance.

Outlook

While the high yield bond market has performed poorly, we have a number of reasons to be constructive on the asset class going forward. The US economy, though slowing, remains strong. We believe that the Federal Reserve's two-year tightening campaign is over, and that a reduction in short-term rates is likely if GDP growth continues to slow. An economic backdrop of lower interest rates helps to ease investors' fears of excessive defaults, and has historically been a catalyst for the high yield market. Additionally, today's sharply inverted yield curve, where ten-year Treasury Notes yield roughly 75 basis points less than three-month Treasury Bills, discourages the broker-dealer community (an important source of marginal demand) from holding high yield inventory. Lower short-term rates and a return to an upward sloping yield curve should result in significantly improved liquidity, which in our opinion is a necessary precursor to spread tightening.

At current spread levels, we believe that long-term investors are well compensated for the inherent risks associated with high yield bonds. In the current economic environment we favor the energy, utility, gaming, and homebuilding sectors. We would look to reduce exposure to the telecommunications sector, and would avoid the automotive and supermarket sectors. We continue to look to improve the credit quality of the portfolio when possible. As always, we believe rigorous credit research will be the key to unlocking superior investment returns.

                                       6
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                               C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.                       November 30, 2000

REAL ESTATE INVESTMENT TRUST (REIT) RESULTS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Fixed Income        48%
Cash                 6%
REITs                5%
Utilities            5%
Other Common Stock  28%
Converts             8%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
REIT RETURNS:
NOVEMBER 30, 1999 - NOVEMBER 30, 2000

CWF             22.70%
MS REIT Index*  22.08%

*Morgan Stanley REIT Index

Real Estate Investment Trusts had a tremendous year of performance, advancing 23%. The stocks had declined to historically low levels on a relative dividend yield and on a price-to-Funds From Operations (FFO) basis at the end of 1999 despite the fact that capital spending and build-out in most sectors was extremely limited. This combination of low valuation and a positive supply-demand environment led to the outperformance of 2000.

Our best performers in this asset class were large, well-diversified companies whose markets face significant barriers to entry. For instance, Boston Properties, Inc. develops and manages office properties in areas such as Boston, Washington D.C., California and New Jersey. Crescent Real Estate Equities Company is also a large, well-diversified office manager, with well-recognized properties in Texas, Colorado and California. Finally, AvalonBay
Communities, Inc. was a superior investment focusing on multi-family apartments in markets that preclude competition, such as California, the Mid-Atlantic, the Northeast and the Pacific Northwest.

Currently REITs in aggregate are trading just under their estimated underlying Net Asset Value (NAV). We have not yet seen significant issuance of secondary equity, which is usually done when prices exceed NAV, and often marks the top of the REIT market. In addition, dividend yields relative to the 10-year Treasury Bond are still above historic levels, indicating further possible upside. The Fund is positioned with about 5% in REIT assets currently, which we will very likely increase should we see price weakness. However, we are now treating this group as a trading vehicle rather than deep value instrument. We will most likely look to maintain between 5-10% of the portfolio in REITs.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            CWF REITS
Mixed             19%
Office            18%
Apartments        14%
Hotel             23%
Industrial        26%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                MS REIT INDEX
Office                    23%
Apartments                23%
Hotel                      6%
Strip Centers              8%
Regional Malls             9%
Industrial                 7%
Mixed                      9%
Other                     15%

                                       7
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                               C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.                       November 30, 2000

UTILITY RESULTS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Fixed Income        48%
Cash                 6%
REITs                5%
Utilities            5%
Other Common Stock  28%
Converts             8%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
UTILITY RETURNS:
NOVEMBER 30, 1999 - NOVEMBER 30, 2000

CWF                     34.2%
S&P Electric Utility*   23.6%

*S&P Utility Sector

Utilities, like REITs, have had extraordinary years for performance, up 34%. Most utilities were bid down to unreasonable levels because their growth rates are perceived to be far lower than the aggregate market. Two factors changed that perception. First, the aggregate growth rate of the broad markets slowed down significantly. Using operating earnings for the S&P 500, 1999 earnings growth was approximately 16.5%. In 2000, market growth is expected to finish at 12%, while in 2001 earnings per share growth is expected to be 8%. In this slowing environment safer stocks have done very well.

In addition to slowing market growth, the utility sector itself is going through substantial changes, which are accelerating the overall growth of electric and gas utilities. The primary driver is the deregulation of the generation and transportation and both natural gas and, more recently, electric utility markets. Companies such as Southern Energy, Inc., Exelon Corporation and Constellation Energy Group, Inc. are all capitalizing on the deregulation of the generation of electricity and selling their power into the broader markets at supply/demand determined prices. While this has created problems in many parts of the country, most notably California, it promises more efficiently run electricity markets and lower prices for consumers over the long run.

Among our best performers in this sector were Dynegy Inc., The Coastal Corporation and Exelon Corporation. Dynegy Inc. is one of the premier energy trading and marketing firms in the world, having helped create this market. Their management, market position and technological capabilities are second only the market leader, Enron Corp. The Coastal Corporation is being purchased by El Paso Energy Partners, L.P. Both the premium paid by El Paso Energy Partners, L.P. and the underlying strength of the combined company have led to stock appreciation from $31.25 at the stock's bottom to $84 at the stock's peak. The company has a strong position in natural gas trading, reserves and transmission. Finally, Exelon Corporation, formerly PECO Energy Company, has been an extraordinary investment based on the companies expertise in power trading, superior management of nuclear assets and benefits of the Unicom Corporation acquisition.

                                       8
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                               C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.                       November 30, 2000

CONVERTIBLE SECURITIES RESULTS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other Common Stock  28%
Converts             8%
Fixed Income        48%
Cash                 6%
REITs                5%
Utilities            5%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
CONVERTIBLE RETURNS:
NOVEMBER 30, 1999 - NOVEMBER 30, 2000

CWF                                                -14.20%
Merrill Lynch Convertible Yield Alternative Index   -7.50%
Merrill Lynch Convertible Total Return Index       -13.24%
Merrill Lynch All Convertible Index                 -1.58%

The convertible market was disappointing during the past fiscal year, returning a negative 14% versus the Merrill Lynch Convertible Total Return Index returning around 13%. The negative performance is largely explained by the heavy weighting in telecommunications and technology names, which faced an extremely difficult market after the March 10th market peak. Concentrating our most volatile names in the convertible portion of the portfolio was an active allocation decision, because the volatility of the convertible securities is far lower than that of the underlying stock. In addition, we compensated for some of the disappointing capital returns with a 6% income yield.

Among our best convertible securities was The AES Corporation convertible bonds, which were up 64.3% during the past year. The AES Corporation is the leading international independent power producer (IPP) whose primary business is to develop and manage power generation and transmission facilities in both the US and overseas markets. Another bright spot in convertibles was Dominion Resources, Inc. a major natural gas producer and distributor. The company is growing earnings substantially this year and benefits from an extremely high exposure to natural gas.

One of our most difficult convertible holdings has been the Fieldcrest
Cannon, Inc. convertible corporate bonds. This company is a textile producer that has faced a surge of falling prices, increased competition and an inventory drawdown at the distributor level. Another weak performer was the Primus Telecommunications Group, Incorporated bonds, which were down 60% on worries about future liquidity. The company has a valuable fiber optic franchise in Europe and $485mm in cash on its balance sheet. Therefore, we believe that this company has potentially positive prospects. However, the company is facing difficult times currently and will not be cash flow positive for at least one year.

                                       9
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                               C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.                       November 30, 2000

The convertible market is currently facing a marginal lack of liquidity, which has helped to drive down prices. The market is trading "cheap" based on a theoretical valuation of the underlying fixed income and option components of convertibles. This should eventually lead to convertible outperformance as valuations come in line. We will likely maintain a convertible weight at between 5-15% of the aggregate assets of the Fund.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CWF CONVERTIBLES

Communications      29%
Consumer Cyclicals   8%
Consumer Staples     2%
Healthcare           9%
Transportation       2%
Technology          19%
Utilities           22%
Capital Goods        9%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
ML INDEX

Communications      14%
Consumer Cyclicals   6%
Consumer Staples     8%
Healthcare          15%
Financials           7%
Energy               9%
Technology          28%
Utilities            5%
Transportation       1%
Basic Materials      3%
Capital Goods        4%

                                       10
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                               C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.                       November 30, 2000

GENERAL COMMON STOCK RESULTS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Fixed Income        48%
Cash                 6%
REITs                5%
Utilities            5%
Other Common Stock  28%
Converts             8%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
CWF COMMON STOCK

Basic Materials      8%
Capital Goods        2%
Communications       8%
Consumer Cyclicals   7%
Consumer Staples     5%
Healthcare          12%
Financials          38%
Energy              13%
Technology           7%

A number of common stocks outside of REITs and utilities did exceptionally well. Among our best performers was Fannie Mae, the mortgage loan lender. This stock overcame political pressure and a difficult interest rate environment to provide strong gains based on stable 14% earnings growth. In addition, it became apparent that proposed political changes to the company's charter were extremely unlikely to occur. In combination, this acted to drive the price of the stock up. Another stock that performed quite well was Baxter International Inc. This company produces blood filtration units and whole-blood alternatives to the world market. It recently opened a new manufacturing plant, which should materially add to the company's growth rate.

In aggregate, technology, basic materials and consumer cyclical stocks performed very badly, while healthcare, energy, consumer staples and financials did very well. This result should not be a surprise considering that interest rates were rising for much of the past year and the overall level of economic growth was slowing. However, investors flocked to undervalued financial stocks, which typically are considered to be economically sensitive because of the likelihood of loan defaults and a slow-down in aggregate lending. We have not seen significant credit problems and the likelihood of a pending interest rate decrease has provided a boost to financial earnings and stock prospects.

We believe that the upcoming year will be a stock-picker's market, because aggregate growth seems to continue to decelerate. Those companies that maintain earnings growth or that will benefit most from an interest rate cut are likely to do well next year. We will look to be positioned in those companies that both meet these criteria and maintain a dividend.

                                       11
                                     ------
                               C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.                       November 30, 2000

Utilization of Leverage

The Chartwell Dividend and Income Fund has utilized leverage through the issuance of commercial paper. As of November 30, 2000, the Fund had $60 million in leverage outstanding in the form of commercial paper rated A1/P1 by Moody's Investors Service, Inc./Standard & Poor's Ratings Group. These ratings should enhance the marketability and reduce the interest costs associated with the issuance of the commercial paper. However, it must be noted that the utilization of leverage involves the risk of lower portfolio returns if the cost of leverage is higher than the resulting yields on assets or if the Fund experiences capital losses in excess of the yield spread, if any. Therefore, the addition of leverage also increases the potential volatility of the Fund. The Fund has the ability to leverage to a maximum of 33% of the Fund's net assets.

The Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Commercial Paper, which is issued at a discount equivalent to short-term interest rates, and invests the proceeds in long-term securities. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. IF EITHER OF THESE CONDITIONS CHANGE, THEN THE RISKS OF LEVERAGING WILL BEGIN TO OUTWEIGH THE BENEFITS.

To illustrate these concepts, assume a fund's common stock capitalization of $100 million and the issuance of commercial paper for an additional $50 million, creating a total value of $150 million available for investment in long-term securities. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays a discount on the $50 million of commercial paper based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the discount paid to Commercial Paper holders is significantly lower than the income earned on the Fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, IF SHORT-TERM INTEREST RATES RISE, narrowing the differential between short-term and long-term interest rates, THE INCREMENTAL YIELD PICK-UP ON THE COMMON STOCK WILL BE REDUCED OR ELIMINATED COMPLETELY. At the same time, the market value on the Fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, IF LONG-TERM INTEREST RATES RISE, THE COMMON STOCK'S NET ASSET VALUE WILL REFLECT THE FULL DECLINE IN THE PRICE OF THE PORTFOLIO'S INVESTMENTS, SINCE THE VALUE OF THE FUND'S COMMERCIAL PAPER DOES NOT FLUCTUATE. In addition to the decline in net asset value, the market value of the Fund's Common Stock may also decline.

Dividends & Distributions

The Fund currently intends to distribute a monthly fixed amount to shareholders in the amount of $0.1033 per share. The Fund's final distribution for each calendar year will exceed that amount, however, to the extent necessary for the Fund to have distributed all of its net investment company taxable income and net capital gains recognized during the year, if any. If, for any calendar year, the total distributions exceed net investment company taxable income and net capital gain, the excess, distributed from the Fund's assets, will generally be treated as a tax-free return of capital and will result in a reduction in the shareholder's basis. The Board of Directors reserves the right to change the aforementioned dividend policy from time-to-time.

                                       12
                                     ------
                               C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.                       November 30, 2000
SCHEDULE OF INVESTMENTS

                                                        Market
                                          Number of     Value
                                           Shares      (Note 1)
COMMON STOCK--50.2%                       ---------    --------
Basic Materials--3.0%
Abitibi-Consolidated Inc. ..............    100,000  $    850,000
Alcoa Inc. .............................     60,000     1,691,250
Avery Dennison Corporation..............     28,135     1,547,425
Praxair, Inc.(a)........................     20,000       718,750
                                                     ------------
                                                        4,807,425
                                                     ------------
Banking & Finance--14.6%
American General Corporation(a).........     33,100     2,480,431
Associates First Capital Corporation....     40,000     1,412,500
Fannie Mae(a)...........................     40,300     3,183,700
FleetBoston Financial Corporation(a)....     75,000     2,812,500
Freddie Mac.............................     20,000     1,208,750
Household International, Inc. ..........     50,000     2,493,750
MBNA Corporation(a).....................    115,000     4,104,063
Morgan Stanley Dean Witter & Co.........     25,000     1,584,375
Nationwide Financial Services, Inc. ....     20,000       821,250
Summit Bancorp..........................     35,000     1,301,562
The PNC Financial Services Group,
  Inc. .................................     30,000     1,995,000
                                                     ------------
                                                       23,397,881
                                                     ------------
Capital Goods--0.6%
Honeywell International Inc.(a).........     19,810       965,737
                                                     ------------
Consumer Cyclical--2.4%
Dow Jones & Company, Inc. ..............     20,000     1,131,250
The Black and Decker Corportation.......     40,000     1,447,500
The Limited Inc. .......................     69,135     1,343,812
                                                     ------------
                                                        3,922,562
                                                     ------------
Consumer Non-Durable--1.8%
Philip Morris Companies Inc.(a).........     75,000     2,864,062
                                                     ------------
Energy--4.5%
Baker Hughes Incorporated(a)............     65,000     2,149,063
BP Amoco Plc, ADR(a)....................     22,000     1,043,625
Conoco Inc.(a)..........................     24,900       613,162
Halliburton Company.....................      4,375       146,016
Kerr-McGee Corporation..................      8,650       526,028
The Williams Companies, Inc. ...........     18,900       668,587
USX-Marathon Group(a)...................     82,900     2,186,487
                                                     ------------
                                                        7,332,968
                                                     ------------
Healthcare--4.3%
Baxter International Inc.(a)............     20,000     1,731,250
Bristol-Myers Squibb Company(a).........     26,300     1,822,919
Schering-Plough Corporation(a)..........     60,000     3,363,750
                                                     ------------
                                                        6,917,919
                                                     ------------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       13
                                     ------
                               C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.                       November 30, 2000
SCHEDULE OF INVESTMENTS  (CONTINUED)

                                                        Market
                                          Number of     Value
                                           Shares      (Note 1)
COMMON STOCK (CONCLUDED)                  ---------    --------
Hotels--0.1%
Wyndham International, Inc.(b)..........    107,333  $    160,999
                                                     ------------
Real Estate*--7.3%
AvalonBay Communities, Inc.  ...........     31,500     1,474,594
Boston Properties, Inc. ................     30,700     1,302,831
Cabot Industrial Trust..................     49,900       948,100
Duke-Weeks Realty Corporation...........     53,820     1,224,405
Healthcare Realty Trust, Inc. ..........     92,587     1,660,779
Hospitality Properties Trust............     50,000     1,081,250
Host Marriott Corporation...............    100,000     1,187,500
LTC Properties, Inc. ...................     50,000       181,250
Meditrust Companies(b)..................     46,000       120,750
ProLogis Trust..........................     91,400     1,919,400
Reckson Associates Realty Corporation...     25,000       585,938
                                                     ------------
                                                       11,686,797
                                                     ------------
Technology--2.7%
Axcelis Technologies, Inc. .............     37,330       261,310
Electronic Data Systems Corporation.....     30,000     1,588,125
Motorola, Inc.(a).......................     34,300       688,144
National Semiconductor Corporation
  (b)...................................     61,000     1,132,313
The Titan Corporation(b)................     40,000       627,500
                                                     ------------
                                                        4,297,392
                                                     ------------
Telecommunications--3.5%
ALLTEL Corporation......................     20,000     1,225,000
Crown Castle International Corp.(b).....        700        16,669
Qwest Communications International
  Inc.(b)...............................     13,488       509,172
SBC Communications Inc. ................     22,500     1,236,094
Verizon Communications Inc.(a)..........     25,000     1,404,688
WorldCom Inc.(b)........................     80,295     1,199,407
                                                     ------------
                                                        5,591,030
                                                     ------------
Utilities--5.4%
Constellation Energy Group, Inc. .......     43,910     1,786,588
Kinder Morgan Energy Partners L.P.......     30,000     1,380,000
NiSource Inc. ..........................     32,700       839,981
Reliant Energy Incorporated.............     30,000     1,177,500
The Montana Power Company...............     64,200     1,528,763
USEC Inc. ..............................    150,000       684,375
Western Resources, Inc. ................     33,300       761,737
XCEL Energy, Inc. ......................     19,680       536,280
                                                     ------------
                                                        8,695,224
                                                     ------------
Total Common Stock (cost $88,102,879)...               80,639,996
                                                     ------------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       14
                                     ------
                               C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.                       November 30, 2000
SCHEDULE OF INVESTMENTS  (CONTINUED)

                                             Number of         Market
                                          Shares/Principal     Value
                                               Amount         (Note 1)
CONVERTIBLE PREFERRED STOCK--4.5%         ----------------    --------
Telecommunications--2.9%
Crown Castle International Corp.
  6.25%.................................        20,000      $    827,500
"DECS" Trust VI 6.250%(c)...............        40,000           940,000
Global Crossing Ltd. 6.375%.............        20,000           945,000
Global Crossing Ltd. 6.750%.............         5,000           690,000
Global Crossing Ltd. 7.000%+............         4,000           452,000
Titan Capital Trust 5.750%+.............        30,000           843,750
                                                            ------------
                                                               4,698,250
                                                            ------------
Utilities--1.6%
Dominion Resources, Inc. "PIES"
  9.500%(d).............................        10,000           592,500
SEMCO Capital Trust II "PRIDES"
  11.000%(e)............................       150,000         1,893,750
                                                            ------------
                                                               2,486,250
                                                            ------------
Total Convertible Preferred Stock (cost
  $10,327,500)..........................                       7,184,500
                                                            ------------

NON-CONVERTIBLE BONDS--64.3%
Basic Materials--3.9%
Avecia Group plc 11.000%, 7/01/09.......  $2,000,000    1,900,000
ICO, Inc. 10.375%, 6/01/07..............  2,000,000     1,910,000
Resolution Performance 13.500%,
  11/15/10+.............................  1,000,000     1,020,000
U.S. Can Corporation 12.375%,
  10/01/10+.............................  1,500,000     1,477,500
                                                     ------------
                                                        6,307,500
                                                     ------------
Broadcasting--0.9%
Echostar Broadband Corp. 10.375%,
  10/01/07+.............................  1,500,000     1,387,500
                                                     ------------
Building Products and Services--1.1%
Nortek, Inc. 9.875%, 3/01/04............  2,000,000     1,840,000
                                                     ------------
Cable, Media & Publishing--4.9%
Alliance Atlantis Communications
  Corporation 13.000%, 12/15/09.........  3,000,000     2,925,000
Fox Family Worldwide, Inc. 9.250%,
  11/01/07..............................  2,500,000     2,381,250
Ziff Davis Media Inc. 12.000%,
  7/15/10+..............................  3,000,000     2,535,000
                                                     ------------
                                                        7,841,250
                                                     ------------
Containers, Packaging & Glass--1.1%
Huntsman Packaging Corporation 13.000%,
  6/01/10...............................  3,000,000     1,815,000
                                                     ------------
Consumer Cyclical--2.7%
Evenflo Company, Inc. 11.750%,
  8/15/06...............................  1,500,000     1,207,500
Jostens, Inc. 12.750%, 5/01/10+.........  2,000,000     1,820,000
Phillips-Van Heusen Corporation 9.500%,
  5/01/08...............................  1,500,000     1,372,500
                                                     ------------
                                                        4,400,000
                                                     ------------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       15
                                     ------
                               C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.                       November 30, 2000
SCHEDULE OF INVESTMENTS  (CONTINUED)

                                                        Market
                                          Principal     Value
                                           Amount      (Note 1)
NON-CONVERTIBLE BONDS (CONTINUED)         ---------    --------
Energy--3.6%
Frontier Oil Corporation 11.750%,
  11/15/09..............................  $2,000,000 $  2,000,000
Grant Prideco, Inc. 9.625%, 12/01/07+...    750,000       747,656
Magnum Hunter Resources, Inc. 10.000%,
  6/01/07...............................  2,000,000     1,955,000
Statia Terminals Group 11.750%,
  11/15/03..............................  1,000,000     1,020,000
                                                     ------------
                                                        5,722,656
                                                     ------------
Environmental--1.1%
Allied Waste North American Industries
  Inc. 10.000%, 8/01/09.................  2,000,000     1,720,000
                                                     ------------
Financial Services--4.9%
DVI, Inc. 9.875%, 2/01/04...............  1,370,000     1,253,550
Lehman Brothers Holdings Inc. 0.2500%,
  7/02/03...............................  2,000,000     1,910,000
Madison River Capital 13.250%,
  3/01/10...............................  5,000,000     3,275,000
Rent-A-Center, Inc. 11.000%, 8/15/08....  1,500,000     1,470,000
                                                     ------------
                                                        7,908,550
                                                     ------------
Gaming--3.5%
Hollywood Casino Corporation 11.250%,
  5/01/07...............................  3,000,000     3,075,000
Mandalay Resort Group 10.250%,
  8/01/07...............................  2,500,000     2,475,000
                                                     ------------
                                                        5,550,000
                                                     ------------
Healthcare--1.1%
Insight Health Services Corp. 9.625%,
  6/15/08...............................  2,000,000     1,790,000
                                                     ------------
Hotels--0.9%
Extended Stay America, Inc. 9.150%,
  3/15/08...............................  1,500,000     1,417,500
                                                     ------------
Industrials--6.5%
Ainsworth Lumber Co. Ltd. 12.500%,
  7/15/07...............................  1,500,000     1,170,000
Better Minerals & Aggregates Company
  13.000%, 9/15/09......................  1,500,000     1,177,500
Euramax International plc 11.250%,
  10/01/06..............................  3,000,000     1,935,000
Gentek, Inc. 11.000%, 8/01/09...........  3,000,000     2,940,000
International Wire Group, Inc. 11.750%,
  6/01/05...............................    500,000       490,000
Juno Lighting, Inc. 11.875%, 7/01/09....  1,500,000     1,237,500
Knowles Electronics, Inc. 13.125%,
  10/15/09..............................  1,500,000     1,410,000
                                                     ------------
                                                       10,360,000
                                                     ------------
Real Estate--2.2%
FelCor Lodging Limited Partnership
  9.500%, 9/15/08+......................  1,500,000     1,492,500
Intrawest Corporation 10.500%,
  2/01/10...............................  2,000,000     2,000,000
                                                     ------------
                                                        3,492,500
                                                     ------------
Retail--1.1%
Mothers Work Inc. 12.625%, 8/01/05......  2,000,000     1,820,000
                                                     ------------
Steel--1.2%
WCI Steel Inc. 10.000%, 12/01/04........  2,500,000     1,862,500
                                                     ------------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       16
                                     ------
                               C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.                       November 30, 2000
SCHEDULE OF INVESTMENTS  (CONTINUED)

                                                        Market
                                          Principal     Value
                                           Amount      (Note 1)
NON-CONVERTIBLE BONDS (CONCLUDED)          ------      --------
Technology--2.6%
CFW Communications Company 13.000%,
  8/15/10+..............................  $3,000,000 $  2,025,000
Seagate Technology International
  12.500%, 11/15/07+....................  2,250,000     2,154,375
                                                     ------------
                                                        4,179,375
                                                     ------------
Telecommunications--18.0%
360networks Inc. 13.000%, 5/01/08.......  1,500,000     1,057,500
Allegiance Telecom, Inc. 12.875%,
  5/15/08...............................  1,885,000     1,611,675
ASAT Finance LLC 12.500%, 11/01/06+.....  2,925,000     2,808,000
Asia Global Crossing Ltd. 13.375%,
  10/15/10..............................  3,000,000     2,550,000
FLAG Telecom Holdings Limited 11.625%,
  3/30/10...............................  2,000,000     1,350,000
Leap Wireless International, Inc.
  12.500%, 4/01/10......................  2,000,000     1,150,000
McLeodUSA Incorporated 10.500%,
  3/01/07(f)............................  3,000,000     2,212,500
MGC Communications, Inc. 13.000%,
  4/01/10...............................  2,000,000       910,000
Nextel Communications, Inc. 9.375%,
  11/15/09..............................  3,000,000     2,587,500
NEXTLINK Communications, Inc. 10.750%,
  11/15/08..............................  2,250,000     1,496,250
NTL Communications Corp. 11.875%,
  10/01/10+.............................  3,000,000     2,325,000
Orius Capital Corp. 12.750%, 2/01/10....  2,500,000     1,912,500
PAC-West Telecomm, Inc. 13.500%,
  2/01/09...............................  2,500,000     2,137,500
Spectrasite Holdings, Inc. 10.750%,
  3/15/10...............................  3,000,000     2,610,000
Williams Communication Group, Inc.
  10.700%, 10/01/07.....................  3,000,000     2,205,000
                                                     ------------
                                                       28,923,425
                                                     ------------
Transportation & Shipping--1.1%
North American Van Lines, Inc. 13.375%,
  12/01/09+.............................  2,000,000     1,730,000
                                                     ------------
Utilities--1.9%
The AES Corporation 10.250%, 7/15/06....  3,000,000     3,045,000
                                                     ------------
Total Non-Convertible Bonds (cost
  $119,339,195).........................              103,112,756
                                                     ------------
CONVERTIBLE BONDS--8.0%
Capital Goods--1.2%
Amkor Technology, Inc. 5.000%,
  3/15/07...............................  1,500,000       975,000
Samina Corp. 4.250%, 5/01/04+...........    500,000       915,625
                                                     ------------
                                                        1,890,625
                                                     ------------
Consumer Cyclicals--1.0%
Activision, Inc. 6.750%, 1/01/05........  2,140,000     1,637,100
                                                     ------------
Consumer Staples--0.2%
Fieldcrest Cannon, Inc. 6.000%,
  3/15/12...............................  2,000,000       345,000
                                                     ------------
Healthcare--1.0%
CuraGen Corporation 6.000% 2/02/07......    700,000       528,500
Invitrogen Corporation 5.500%,
  3/01/07...............................  1,000,000     1,052,500
                                                     ------------
                                                        1,581,000
                                                     ------------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       17
                                     ------
                               C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.                       November 30, 2000
SCHEDULE OF INVESTMENTS  (CONTINUED)

                                                        Market
                                          Principal     Value
                                           Amount      (Note 1)
CONVERTIBLE BONDS (CONCLUDED)             ---------    --------
Technology--2.4%
Cypress Semiconductor Corporation
  4.000%, 2/01/05.......................  $ 500,000  $    412,500
Internet Capital Group, Inc. 5.500%,
  12/21/04..............................  3,000,000     1,140,000
National Data Corporation 5.000%,
  11/01/03..............................    750,000       666,563
Semtech Corporation 4.500%, 2/01/07.....  2,200,000     1,644,500
                                                     ------------
                                                        3,863,563
                                                     ------------
Telecommunications--0.8%
ITC/DeltaCom, Inc. 4.500%, 5/15/06+.....  1,500,000       637,500
Level 3 Communications, Inc. 6.000%,
  3/15/10...............................    750,000       346,875
Primus Telecommunications Group,
  Incorporated 5.750%, 2/15/07+.........  1,000,000       213,750
                                                     ------------
                                                        1,198,125
                                                     ------------
Transportation & Shipping--0.2%
Preston Corporation 7.000%, 5/01/11.....    500,000       382,500
                                                     ------------
Utilities--1.2%
The AES Corporation 4.500%, 8/15/05.....  1,000,000     1,971,250
                                                     ------------
Total Convertible Bonds
  (cost $18,415,830)....................               12,869,163
                                                     ------------

                                          Number of
                                          Contracts/
                                            Shares
WARRANTS--0.1%                            ----------
CFW Communications Company (b)(g).......      3,000         31,500
Jostens, Inc. (b)(h)....................      2,000         40,250
Leap Wireless International, Inc.
  (b)(i)................................      2,000          8,250
Pliant Corp. (b)(j).....................      3,000         31,500
                                                      ------------
Total Warrants (cost $810,584)..........                   111,500
                                                      ------------
Total Investments--127.1%
  (cost $236,995,988)...................               203,917,915
                                                      ------------
OPTIONS WRITTEN--(1.1%)
American General Corporation Jan. 75
  Call..................................       (150)       (59,062)
Baker Hughes Incorporated Apr. 37.5
  Call..................................       (200)       (55,625)
Baker Hughes Incorporated Jan. 40
  Call..................................       (300)       (18,750)
Baxter International Inc. Dec. 80
  Call..................................       (100)       (70,000)
Bristol-Myers Squibb Company Dec. 55
  Call..................................       (113)      (192,100)
Conoco Inc. Jan. 27.5 Call..............       (200)        (8,125)
Fannie Mae Dec. 70 Call.................       (200)      (190,000)
FleetBoston Financial Corporation Jan.
  40 Call...............................       (300)       (37,500)
Honeywell International Inc. Dec. 55
  Call..................................       (150)        (2,812)
MBNA Corporation Dec. 35 Call...........       (550)       (96,250)
MBNA Corporation Jan. 40 Call...........       (400)       (27,500)
Motorola, Inc. Jan. 30 Call.............       (330)       (10,313)
Philip Morris Companies Inc. Jan. 32.5
  Call..................................       (500)      (303,125)
Praxair, Inc. Jan. 40 Call..............       (200)       (22,500)
SBC Communications Inc. Jan. 50 Call....       (150)      (102,188)
Schering-Plough Corporation Jan. 45
  Call..................................       (300)      (397,500)

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       18
                                     ------
                               C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.                       November 30, 2000
SCHEDULE OF INVESTMENTS  (CONCLUDED)

                                          Number of      Market
                                          Contracts/     Value
                                            Shares      (Note 1)
OPTIONS WRITTEN (CONCLUDED)               ----------    --------
 (CONTINUED)
Schering-Plough Corporation Jan. 55
  Call..................................       (200)  $    (80,000)
The Montana Power Company Jan. 40
  Call..................................       (200)        (2,500)
USX-Marathon Group Jan. 27.5 Call.......       (400)       (57,500)
Verizon Communications Inc. Dec. 60
  Call..................................       (250)        (9,375)
                                                      ------------
Total Options (premium received
  $1,706,702)...........................                (1,742,725)
                                                      ------------
Net Investments in Securities--126.0%
  (cost $235,289,286)...................               202,175,190
Other Liabilities in Excess of
Assets--(26.0%).........................               (41,706,469)
                                                      ------------
Net Assets--100%........................              $160,468,721
                                                      ============

----------------
ADR--American Depository Receipts
DECS--Dividend Enhanced Convertible Stock
PIES--Premium Income Equity Security
PRIDES--Preferred Redeemable Increased Dividend Security

*    Real Estate Investment Trust.
+ Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2000, these securities amounted to $23,741,406 or 14.8% of net assets.
(a) Partially held by the custodian as coverage for open call options. Aggregrated value of segregated securities is $21,598,419.
(b)  Non-income producing.
(c)  Convertible into common stock of Metromedia Fiber Network, Inc.
(d)  Convertible into common stock of Dominion Resources, Inc.
(e)  Convertible into common stock of SEMCO Energy, Inc
(f) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(g) Each warrant entitles the holder to purchase 1.8 shares common stock at an exercise price of $47.58 per share. The warrants are exercisable until 8/15/10.
(h) Each warrant entitlies the holder to purchase 1.889 shares of common stock at an exercise price of $0.01 per share. The warrants are exercisable until 5/01/10.
(i) Each warrant entitles the holder to purchase 5.146 shares of common stock at an exercise price of $96.80 per share. The warrants are exercisable until 4/15/10.
(j) Each warrant entitles the holder to purchase 1.0 shares of common stock at an exercise price of $0.01 per share. The warrants are exercisable until 6/01/10.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       19
                                     ------
                               C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.                       November 30, 2000
STATEMENT OF ASSETS AND LIABILITIES

AS OF NOVEMBER 30, 2000

Assets:
Investments, at value (cost $236,995,988)
  (Note 1)........................................  $203,917,915
Cash..............................................   12,820,099
Interest receivable...............................    3,758,256
Receivable for securities sold....................    2,503,862
Dividends receivable..............................      185,982
Prepaid expenses and other assets.................       86,681
                                                    -----------
    Total assets..................................  223,272,795
                                                    -----------

Liabilities:
Commercial paper (Note 4).........................   59,650,666
Call options written, at value (premiums
  received--$1,706,702) (Note 1)..................    1,742,725
Payable for securities purchased..................      745,343
Dividends to shareholders.........................      313,833
Payable for investment management fees (Note 2)...      183,968
Payable for administration fees (Note 2)..........       29,048
Accrued expenses and other liabilities............      138,491
                                                    -----------
    Total liabilities.............................   62,804,074
                                                    -----------
Net Assets........................................  $160,468,721
                                                    ===========

Net Assets Consist of:
  Common Stock, $0.01 par value
    (authorized 100,000,000 shares)...............  $   155,371
  Additional paid-in capital......................  219,698,559
  Distributions in excess of net investment
    income........................................     (274,042)
  Accumulated net realized losses on investments
    and options...................................  (25,997,071)
  Net unrealized depreciation on investments and
    options.......................................  (33,114,096)
                                                    -----------
Net Assets........................................  $160,468,721
                                                    ===========

Net Asset Value per share:
  $160,468,721  DIVIDED BY 15,537,071 shares of
    Common Stock issued and outstanding...........  $     10.33
                                                    ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       20
                                     ------
                               C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.                       November 30, 2000

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
NOVEMBER 30, 2000

Investment Income: (Note 1)
Interest..........................................  $15,153,236
Dividends (net of $8,469 foreign withholding
  tax)............................................    4,550,648
                                                    -----------
    Total investment income.......................   19,703,884
                                                    -----------

Expenses:
Investment management fees (Note 2)...............    2,386,320
Administration fees (Note 2)......................      376,787
Commercial paper fees.............................      189,914
Professional fees.................................      150,260
Printing and shareholder reports..................       64,536
Transfer agent fees...............................       64,479
Custodian fees....................................       44,962
Registration fees.................................       24,741
Pricing fees......................................       23,924
Directors' fees and expenses......................       11,000
Other operating expenses..........................       35,026
                                                    -----------
  Total operating expenses........................    3,371,949
  Interest expense................................    3,835,900
                                                    -----------
    Total expenses................................    7,207,849
                                                    -----------
    Net Investment Income.........................   12,496,035
                                                    -----------

Realized and Unrealized Gain (Loss) on
  Investments: (Note 1)
Net realized loss on investments..................  (19,935,282)
Net realized gain on call options written.........    4,417,001
                                                    -----------
                                                    (15,518,281)
Change in net unrealized depreciation on
  investments and options.........................  (12,107,968)
                                                    -----------
    Net realized and unrealized loss on
     investments and options......................  (27,626,249)
                                                    -----------
Net Decrease in Net Assets Resulting from
  Operations......................................  $(15,130,214)
                                                    ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       21
                                     ------
                               C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.                       November 30, 2000

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED
NOVEMBER 30, 2000

Increase (Decrease) in Cash
Cash flows provided from (used for) operating
  activities:
  Interest and dividends received.................  $ 18,661,580
  Operating expenses paid.........................    (3,365,730)
  Interest expense paid...........................    (3,519,017)
  Purchase of long-term portfolio investments.....  (394,336,771)
  Proceeds from sale of long-term portfolio
    investments...................................   399,265,522
  Net cash provided from options transactions.....     6,075,230
  Other...........................................        (1,471)
                                                    ------------
    Net cash provided from operating
     activities...................................    22,779,343
                                                    ------------
Cash flows used for financing activities:
  Net cash used for commercial paper issuance.....      (106,659)
  Cash dividends paid to shareholders.............   (19,347,387)
                                                    ------------
    Net cash used for financing activities........   (19,454,046)
                                                    ------------
Net increase in cash..............................     3,325,297
  Cash at beginning of year.......................     9,494,802
                                                    ------------
  Cash at end of year.............................  $ 12,820,099
                                                    ============
Reconciliation of Net Decrease in Net Assets
  Resulting from Operations
  to Net Cash Provided from Operating Activities
Net decrease in net assets resulting from
  operations......................................  $(15,130,214)
                                                    ------------
  Decrease in investments.........................    16,565,864
  Net realized loss on investments
    transactions..................................    15,518,281
  Net change in unrealized depreciation on
    investments and options.......................    12,107,968
  Increase in receivable for securities sold......      (906,883)
  Increase in interest and dividend receivable....    (1,327,599)
  Increase in commercial paper discount...........       316,883
  Increase in other assets........................        (1,471)
  Decrease in payable for securities purchased....    (4,369,705)
  Increase in accrued expenses and other
    liabilities...................................         6,219
                                                    ------------
    Total adjustments.............................    37,909,557
                                                    ------------
Net cash provided from operating activities.......  $ 22,779,343
                                                    ============
Supplemental Cash Flow Information
  Cash paid during the year for interest..........  $  3,519,017
                                                    ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       22
                                     ------
                               C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.                       November 30, 2000

STATEMENTS OF CHANGES IN NET ASSETS

                                          For the Year Ended November 30,
                                               2000             1999
                                          ---------------  ---------------
Operations:
  Net investment income.................   $ 12,496,035     $ 13,606,743
  Net realized loss on investments......    (19,935,282)     (11,350,524)
  Net realized gain on call options
    written.............................      4,417,001          153,174
  Change in net unrealized depreciation
    on investments and options..........    (12,107,968)      (8,464,314)
                                           ------------     ------------
Net decrease in net assets resulting
  from operations.......................    (15,130,214)      (6,054,921)
                                           ------------     ------------
Dividends and distributions to
  shareholders from:
  Net investment income.................    (12,425,463)     (13,296,008)
  Distributions from realized short-term
    capital gains.......................             --         (477,502)
  Tax return of capital.................     (6,834,290)      (5,459,620)
                                           ------------     ------------
Net decrease in net assets resulting
  from dividends and distributions......    (19,259,753)     (19,233,130)
                                           ------------     ------------
Capital Stock Transactions:
Reinvestment of dividends resulting in
  the issuance of Common Stock..........             --          994,563
                                           ------------     ------------
Net increase in net assets resulting
  from Common Stock transactions........             --          994,563
                                           ------------     ------------
Total decrease in net assets............    (34,389,967)     (24,293,488)
                                           ------------     ------------
Net Assets:
  Beginning of year.....................    194,858,688      219,152,176
                                           ------------     ------------
  End of year (including undistributed
    (distributions in excess of)
    net investment income of $(274,042)
    and $389,851, respectively).........   $160,468,721     $194,858,688
                                           ============     ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       23
                                     ------
                               C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.                       November 30, 2000
FINANCIAL HIGHLIGHTS

                                                                                             For the
                                                                                           Period from
                                                                 For the Year Ended         June 29,
                                                                    November 30,            1998* to
                                                              -------------------------   November 30,
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED        2000          1999           1998
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.        ----------   ------------   -------------
Net asset value, beginning of period........................   $  12.54      $  14.17       $  14.96+
                                                               --------      --------       --------
Income (loss) from investment operations:
  Net investment income (1).................................       0.80          0.88           0.40
  Net realized and unrealized loss on investment
    transactions............................................      (1.77)        (1.27)         (0.78)
                                                               --------      --------       --------
    Total from investment operations........................      (0.97)        (0.39)         (0.38)
                                                               --------      --------       --------
Less dividends and distributions:
  Dividends from net investment income......................      (0.80)        (0.86)         (0.41)
  Distributions from realized short-term gains..............         --         (0.03)            --
  Tax return of capital.....................................      (0.44)        (0.35)            --
                                                               --------      --------       --------
    Total dividends and distributions.......................      (1.24)        (1.24)         (0.41)
                                                               --------      --------       --------
Net asset value, end of period..............................   $  10.33      $  12.54       $  14.17
                                                               ========      ========       ========
Market value, end of period.................................   $   9.56      $  10.50       $  14.19
                                                               ========      ========       ========
Total return based on: (2)
  Net asset value...........................................      (7.72)%       (2.47)%        (2.48)%
                                                               ========      ========       ========
  Market value..............................................       2.02%       (18.44)%        (2.62)%
                                                               ========      ========       ========
Ratios and supplemental data: (3)
  Net assets, end of period (000 omitted)...................   $160,469      $194,859       $219,152
                                                               ========      ========       ========
  Total expenses............................................       3.76%         2.03%          1.32%(5)
  Total operating expenses (4)..............................       1.66%         1.35%          1.32%(5)
  Commercial paper expenses.................................       2.10%         0.68%           N/A
  Net investment income.....................................       6.51%         6.51%          6.99%(5)
  Portfolio turnover........................................        161%          119%            27%
Leverage analysis:
  Aggregate amount outstanding at end of period (000
    omitted)................................................   $ 60,000      $ 60,000            N/A
  Average daily balance of amortized cost of commercial
    paper outstanding (000 omitted).........................   $ 59,579      $ 59,689            N/A
  Asset coverage per $1,000 at end of period................   $  3,743      $  4,378            N/A

----------------
 *  Commencement of operations
 + Net of offering costs of $0.04 charged to paid-in capital with respect to issuance of common shares.
(1) Based on average shares outstanding.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized.
(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(4) Exclusive of commercial paper expenses.
(5) Annualized.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       24
                                     ------
                               C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.                       November 30, 2000

NOTES TO FINANCIAL STATEMENTS

Chartwell Dividend and Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 6, 1998 and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a closed-end, diversified management investment company. The Fund had no operations until June 17, 1998 when it sold 6,667 shares of common stock for $100,005 to Chartwell Investment Partners, L.P. (the "Manager"). Investment operations commenced on June 29, 1998. The Fund's primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

Note 1. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

PORTFOLIO VALUATION: Portfolio securities listed or traded on a national securities exchange, except for debt securities, are valued at the last sale price as of the close of regular trading on the New York Stock Exchange. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Long-term debt securities are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. All securities and assets for which quotations are not readily available are valued at fair value as determined in good faith and pursuant to a method approved by the Board of Directors. Short-term investments having a maturity of less than 60 days are valued at amortized cost.

CASH AND CASH EQUIVALENTS: Idle cash is swept into a money market fund at PNC Bank, N.A., the Fund's custodian, and is classified as a cash equivalent. Amounts so invested are generally available on the same business day.

WRITTEN OPTIONS: When the Fund writes a covered call option, an amount equal to the premium received by the portfolio is included in the Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.

When a covered written call expires on its stipulated expiration date, or if the portfolio enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the call option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. When a covered written call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The Fund as writer of an option, may have no control over whether the underlying securities may be sold (call) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

FEDERAL INCOME TAXES: It is the Fund's intention to continue to meet the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income tax or excise tax is required.

DIVIDENDS AND DISTRIBUTIONS: The Fund will declare and pay dividends to shareholders monthly from net investment income and short-term gains. Long-term capital gains, if any, in excess of loss carryforwards are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

                                       25
                                     ------
                               C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.                       November 30, 2000

Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. For the year ended November 30, 2000, the Fund's fixed dividend policy resulted in a tax return of capital.

BORROWINGS: The Fund issues short-term commercial paper at a discount from par. The discount is amortized over the life of the commercial paper using the straight line method.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis.

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund accretes original issue discount on securities using the effective interest method.

In November 2000, the American Institute of Certified Public Accountants issued new accounting guidelines for investment companies which will require the Fund to amortize discounts and premiums on fixed income securities effective for the fiscal year ending November 30, 2002. This accounting change will not affect the Fund's net asset value, total return, or distributions to shareholders, but may result in certain amounts being reclassified from realized and unrealized gain to interest income for financial statement purposes. Management of the Fund believes this change will have no material effect on the financial statements.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2. Investment Management, Administration Agreements and Other Transactions with Affiliates

The Fund has entered into an investment management agreement with the Manager. The Manager manages the Fund's portfolio and makes investment decisions. For these services, the Fund pays the Manager a monthly fee at an annual rate of 0.95% of the Fund's Managed Assets. "Managed Assets" means the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred stock.

The Fund has entered into an administration agreement with Princeton Administrators, L.P. (the "Administrator"). Under such agreement, the Administrator performs or arranges for the performance of certain administrative services necessary for the operation of the Fund. For these services, the Fund pays the Administrator a monthly fee at an annual rate of 0.15% of the Fund's average weekly Managed Assets, subject to a monthly minimum fee of $12,500.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Fund pays each director who is not an "affiliated person" as defined in the Act a fee of $4,000 per year plus $250 for each meeting attended.

For the year ended November 30, 2000, the Fund incurred fees, of which $85,313 has been expensed, to Drinker Biddle & Reath LLP, counsel for the Fund. A partner of the firm is an officer of the Fund.

Note 3. Purchase and Sales of Investments

For the year ended November 30, 2000, purchases and sales of investments, excluding short-term investments, totaled $389,967,067 and $399,528,435 respectively.

                                       26
                                     ------
                               C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.                       November 30, 2000

At November 30, 2000, the cost and unrealized appreciation/depreciation of investments for federal income tax purposes was as follows:

Cost of investments...............................  $236,541,107
                                                    ===========
Gross unrealized appreciation.....................  $ 9,872,018
Gross unrealized depreciation.....................  (44,237,935)
                                                    -----------
Net unrealized depreciation.......................  $(34,365,917)
                                                    ===========

The following table summarizes the Fund's call options written for the year ended November 30, 2000.

                                          Number of
                                          Contracts    Premiums
                                          ----------  -----------
Options outstanding November 30, 1999...        300   $    48,473
Options written.........................     29,760     9,111,737
Options expired.........................    (10,642)   (2,916,484)
Options exercised.......................     (7,565)   (2,035,289)
Options closed..........................     (6,660)   (2,501,735)
                                          ---------   -----------
Options outstanding November 30, 2000...      5,193   $ 1,706,702
                                          =========   ===========

Note 4. Commercial Paper

As of November 30, 2000, $60,000,000 of commercial paper was outstanding with an amortized cost of $59,650,666. The average discount rate of commercial paper outstanding at November 30, 2000 was 6.39%. The average daily balance of commercial paper outstanding for the year ended November 30, 2000 was $59,579,463 at a weighted average discount rate of 6.65%. The maximum amount of commercial paper outstanding at any time during the year was $60,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with a bank for $30,000,000. Interest on borrowing is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.15% per annum on the unused balance. During the year ended November 30, 2000, there were no borrowings under this arrangement.

Note 5. Capital Stock

There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 15,537,071 shares of common stock outstanding at November 30, 2000, the Manager owned 8,382 shares.

For the year ended November 30, 2000 and the year ended November 30, 1999, the Fund issued -0- and 73,622 shares respectively, in connection with the Fund's dividend reinvestment plan.

Note 6. Market and Credit Risks

The Fund may invest in high-yielding fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba1 or lower by Moody's. Investments in these higher-yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities. The Fund may invest up to 15% of its total assets in illiquid securities and other securities which may not be readily marketable. In addition, the Fund may purchase securities sold in reliance of Rule 144A of the Securities Act of 1933. The relative illiquidity of some of the Fund's portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.

                                       27
                                     ------
                               C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.                       November 30, 2000

Note 7. Subsequent Event

The Board of Directors of the Fund declared the following dividends:

  Declaration Date          Ex-Date          Record Date        Payable Date     Dividend Rate
---------------------  -----------------  -----------------  ------------------  --------------
  December 1, 2000     December 15, 2000  December 19, 2000  December 29, 2000      $0.1033
   January 2, 2001     January 12, 2001   January 17, 2001    January 31, 2001      $0.1033

Note 8. Reclass of Capital Accounts

In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of November 30, 2000, the Fund recorded the following reclassifications to increase (decrease) the accounts listed below:

   Undistributed Net               Accumulated Net                Additional
Investment Income (Loss)         Realized Gain (Loss)          Paid-in Capital
------------------------         --------------------          ---------------
       $6,099,825                      $734,465                  $(6,834,290)

Note 9. Capital Loss Carryforwards

The following summarizes the capital loss carryforwards as of November 30, 2000. This capital loss carryforward is available to offset future gains.

Expiring in Fiscal year           Amount
-----------------------         ----------
         2007                   $8,880,255
         2008                   $9,509,213

Under the current tax law, capital and currency losses realized after October 31, 2000 are deferred and treated as occurring on the first day of the following fiscal year. For fiscal year ended November 30, 2000, the Fund elected to defer capital losses occurring between November 1, 2000 and November 30, 2000 in the amount of $6,355,782.

                                       28
                                     ------
                               C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.                       November 30, 2000

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Chartwell Dividend and Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chartwell Dividend and Income Fund, Inc. (the "Fund") at November 30, 2000, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period June 29, 1998 (commencement of operations) through November 30, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 5, 2001

                                       29
                                     ------
                               C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.                       November 30, 2000

AUTOMATIC DIVIDEND REINVESTMENT PLAN (unaudited)

Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a shareholder otherwise elects, all dividend and capital gains distributions will be automatically reinvested in additional shares of common stock of the Fund by PNC Bank, N.A., as agent for shareholders in administering the Plan (the "Plan Agent"). Shareholders who elect not to participate in the Plan will receive all dividends and distributions in cash, paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by PNC Bank, N.A., as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to PNC Bank, N.A., as dividend paying agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date. Otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares a distribution, an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund or
(ii) by purchase of outstanding shares of common stock on the open market on the NYSE or elsewhere. If on the payment date of the dividend, the net asset value per share of the common stock is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on the "ex-dividend" basis or in no event more than 30 days after the dividend payment date to invest the dividend amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. The Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the

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
Chartwell Dividend and Income Fund, Inc.                       November 30, 2000
account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at PNC Bank, N.A., c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809,
Attn: Closed-End Department.

Federal Tax Information (unaudited)

Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the year ended November 30, 2000.

5.15% of the ordinary income distributions paid by the Fund during the year ended November 30, 2000 qualifies for the dividends received deduction for corporations.

Additional Information (unaudited)

During the period, there have been no material changes in the Fund's investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders. There have been no changes in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund's portfolio.

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
Chartwell Dividend and Income Fund, Inc.                       November 30, 2000

Effects of Leverage (unaudited)

Leverage of $60 million in commercial paper was initially sold by the Fund on July 28, 1999. Through November 30, 2000, interest paid on the commercial paper ranged from 5.23% to 6.75%. As of November 30, 2000, the Fund had $30 million outstanding at 6.65% per annum maturing on December 4, 2000 and $30 million at 6.65% per annum maturing on January 31, 2001. All interest rates include fees due to the broker-dealer. The Fund must experience an annual return of 1.65% to cover interest payments on the commercial paper.

The following table explains the potential effects of leverage on the equity returns of common shareholders:

 Assumed return on portfolio      -10.00%        -5.00%          0.00%          5.00%         10.00%
      (net of expenses)
   Corresponding return to        -16.00%        -9.13%         -2.25%          4.63%         11.50%
     common stockholder

Assumes $160 million assets attributable to common shareholders; $60 million aggregate leverage with an average interest rate of 6.00%. All figures appearing above are hypothetical returns generated to assist investors in understanding the effects of leverage. Actual returns may be greater or less than those appearing in the table.

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
Chartwell Dividend and Income Fund, Inc.                       November 30, 2000

Directors

Winthrop S. Jessup, Chairman
George W. Grosz
Kenneth F. Herlihy
William Kronenberg III
Kevin A. Melich
Bernard P. Schaffer

Officers

Winthrop S. Jessup, President
Bernard P. Schaffer, Vice President
Kevin A. Melich, Vice President
Timothy J. Riddle, Vice President and Treasurer
G. Gregory Hagar, Vice President
Leslie M. Varrelman, Vice President
Michael P. Malloy, Secretary
Maria E. Pollack, Assistant Secretary

Investment Manager

Chartwell Investment Partners, L.P.
1235 Westlakes Drive, Suite 330
Berwyn, PA 19312

Administrator

Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543

Custodian and Transfer Agent

PNC Bank, N.A.
400 Bellevue Parkway
Wilmington, DE 19809

Independent Accountants

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

Legal Counsel

Drinker Biddle & Reath LLP
One Logan Square
18th & Cherry Streets
Philadelphia, PA 19103

This report, including the financial statements herein, is transmitted to the shareholders of Chartwell Dividend and Income Fund, Inc. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results should not be considered a representation of future performance.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.